UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  May 20, 2015

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

22400 Davis Drive, Sterling, Virginia       20164
(Address of principal executive offices)     (Zip Code)

(703) 406-2800
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 15, 2015, Sutron Corporation (the “Company”) announced via press release the Company's results for its first quarter ended March 31, 2015. A copy of the Company's press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference thereto.  The information included in this Item 2.02 and the attached exhibit are provided under Item 2.02 of Form 8-K is being furnished and shall not be deemed filed with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 5.07 of Matters to a Vote of Security Holders

On May 20, 2015, Sutron Corporation held its 2015 Annual Meeting of Stockholders.  The following proposals were adopted by the votes specified below.

1.	To elect five (5) directors for the next year:	For	Withheld	Broker Non-Votes
	Raul S. McQuivey	2,774,613	33,545	2,275,976
	John F. DePodesta	2,643,130	165,028	2,275,976
	Larry C. Linton	2,643,130	165,028	2,275,976
	Leland R. Phipps	2,643,130	165,028	2,275,976
	Ashish H. Raval	2,774,208	33,950	2,275,976

2.	To ratify the appointment of Yount, Hyde & Barbour as the Company's independent registered public accounting firm for fiscal year 2014	For	Against	Abstain	Broker Non-Votes
		3,871,058	0	8,300	1,204,776

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 — Press release issued on May 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 26, 2015                                                           Sutron Corporation
(Registrant)

By /s/ Glen E. Goold
Glen E. Goold
Chief Financial Officer and Secretary